                                 EXHIBIT 10.30

                               Amendment Agreement

         AMENDMENT AGREEMENT, dated as of August 3, 2000 (this "Agreement"), among BRITESMILE, INC., a corporation organized and existing under the laws of Utah (the "Company"), and the purchasers identified in Exhibit A to this
                                                       ---------
Agreement (each individually a "Purchaser," and collectively the "Purchasers").

                                    Recitals

         A. Pursuant to a Securities Purchase Agreement (the "Purchase Agreement") dated as of June 27, 2000 by and among the Company and the Initial Purchasers (as described in Exhibit "A" hereto), the Initial Purchasers agreed to purchase an aggregate principal amount of Fifteen Million Five Hundred Eighty-three Thousand, Three Hundred Thirty-three Dollars ($15,583,333) of the Company's 5% Convertible Subordinated Notes, due 2005 (the "Convertible Notes"), which are convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"). Capitalized terms used but not specifically defined in this Agreement shall have the meanings set forth in the Purchase Agreement.

         B. Simultaneously with their purchase of the Convertible Notes, the Initial Purchasers also agreed to purchase warrants to purchase Common Stock (the "Warrants"). The number of shares of Common Stock issuable upon the exercise of the Warrants is equal to the quotient of (A) the product of the aggregate principal amount of Convertible Notes purchased by each Initial Purchaser multiplied by 0.50, divided by (B) the Conversion Price on the Issuance Date (as those terms are defined in the Convertible Notes). The exercise price of the Warrants is $7.21.

         C. At the Closing of the transactions contemplated by the Purchase Agreement, which occurred on June 29, 2000, the Initial Purchasers purchased Convertible Notes in the aggregate principal amount of $15,583,333, and received Warrants to purchase a total of 1,260,787 shares of Common Stock.

         D.    Certain of the Purchasers identified on Exhibit A hereto, as well
                                                       ---------
as two additional investors (the "Participating Purchasers"), now desire to purchase and acquire, and the Company desires to sell and issue, additional Convertible Notes (the "Additional Convertible Notes") and Warrants (the "Additional Warrants") in the additional amounts set forth in Exhibit A, all on
                                                              ---------
the same terms and conditions as were applicable to the purchase and sale of the Convertible Notes and Warrants under the Purchase Agreement.

         E. The parties therefore desire to (i) amend the Purchase Agreement and the Registration Rights Agreement to provide for the purchase by the Participating Purchasers of the Additional Convertible Notes and Additional Warrants and to reflect the actual purchases of the Convertible Notes and Warrants at the Closing of the Purchase Agreement; and (ii) consent to the transactions contemplated by this Amendment.

         IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1.    Purchase and Sale of Additional Convertible Notes and Additional
               ----------------------------------------------------------------
Warrants. The Company shall issue and sell and the Participating Purchasers
--------
shall purchase and acquire the Additional Convertible Notes and Additional Warrants set forth on Exhibit A hereto (the Additional Convertible Notes and the Additional Warrants shall be collectively referred to herein as the "Additional Securities"). The closing (the "Amendment Closing") of the sale of the Additional Securities shall occur at the offices of Durham Jones & Pinegar, Broadway Centre, Suite 900, 111 East Broadway, Salt Lake City, Utah 84111, at 10:00 a.m., Salt Lake City time, on August 3, 2000 the ("Amendment Closing Date"). The Additional Securities shall be in the form attached as Exhibits B and C to the Purchase Agreement, and shall be subject, except to the extent set forth in this Amendment, to all of the terms and conditions set forth in the Purchase Agreement.

         2.    Deliveries at Amendment Closing. At the Amendment Closing, (i)
               -------------------------------
the Company shall deliver to the Participating Purchasers (1) the Additional Convertible Notes and the Additional Warrants, each registered in the respective names of the Participating Purchasers, (2) the legal opinion of DJP substantially in the form attached hereto as Exhibit E to the Purchase
                                             ---------
Agreement, but updated as of the Amendment Closing Date, and (3) all other documents, instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement; and (ii) the Participating Purchasers shall deliver to the Escrow Agent (1) a total of Four Million Four Hundred Sixteen Thousand Six Hundred Sixty-seven Dollars ($4,416,667) (the "Supplemental Purchase Price"), in United States dollars in immediately available funds by wire transfer to the account of the Company, which Supplemental Purchase Price shall be payable severally by each of the Participating Purchasers in the amount specified opposite their names on Exhibit
                                                                         -------
A hereto, and (2) all documents, instruments, and writings required to have been
-
delivered at or prior to the Closing by the Participating Purchasers pursuant to this Agreement.

         3.    Representations and Warranties of the Company. Except to the
               ---------------------------------------------
extent set forth in a disclosure letter (the "Disclosure Letter") delivered by the Company to the Participating Purchasers prior to the Amendment Closing, the representations and warranties of the Company, as set forth in Section 2.1 of the Purchase Agreement are incorporated by reference into this Amendment, and are made as of the date of this Amendment, subject to the schedules identified in such representations and warranties and provided in connection with the Purchase Agreement.

         4.    Representations and Warranties of the Participating Purchasers.
               --------------------------------------------------------------
The representations and warranties of the Participating Purchasers, as set forth in Section 2.2 of the Purchase Agreement are incorporated by reference into this Amendment, and are made as of the date of this Amendment.

         5.    Covenants of the Company. Each of the covenants of the Company as
               ------------------------
set forth in Article III of the Purchase Agreement are expressly affirmed and incorporated by reference herein and are deemed to apply to the Additional Securities, provided that with respect to Section 3.7 of the Purchase Agreement, the Company shall pay no additional expenses in relation to the purchase and sale of the Additional Securities.

         6.    Conditions Precedent to the Obligation of the Participating
               -----------------------------------------------------------
Purchasers to Purchase the Additional Securities. The obligation of each
------------------------------------------------
Participating Purchaser hereunder to purchase the Additional Securities at the Amendment Closing is subject to the satisfaction, at or before the Amendment Closing Date, of each of the following conditions, provided that these conditions are for each Participating Purchaser's sole benefit and may be waived by such Participating Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

               (a) The Company shall have executed this Amendment and delivered the same to such Participating Purchaser.

               (b) The Common Stock (i) shall be designated for quotation or listed on the Nasdaq National Market and (ii) shall not have been suspended by the SEC or the Nasdaq National Market from trading on the Nasdaq National Market nor shall suspension by the SEC or the Nasdaq National Market have been threatened either (A) in writing by the SEC or the Nasdaq National Market or (B) by falling below the minimum listing maintenance requirements of the Nasdaq National Market; and the Underlying Shares issuable upon conversion or exercise of the Notes and the related Warrants, as the case may be, shall be listed upon the Nasdaq National Market.

               (c) The representations and warranties of the Company as set forth in the Purchase Agreement and incorporated herein by reference pursuant to
Section 3 above, shall be true and correct , and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Amendment to be performed, satisfied or complied with by the Company at or prior to the Amendment Closing Date. Such Participating Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Amendment Closing Date, to the foregoing effect.

               (d) The Board of Directors of the Company shall have adopted resolutions approving the transactions contemplated by this Amendment (the "Resolutions").

               (e) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Notes, the Warrants, the Additional Convertible Notes and the Additional Warrants, at least 10,000,000 shares of Common Stock.

               (f) The Company shall have delivered to such Participating Purchaser a certificate evidencing the incorporation and good standing of the Company as of a date within ten (10) days before the Amendment Closing Date, or such other date as shall be acceptable to the Purchasers.

               (g) The Company shall have delivered to such Participating Purchaser a certified copy of the Articles of Incorporation as certified by the Utah Department of Commerce, Division of Corporations and Commercial Code, as of a date within thirty-five (35) days of the Amendment Closing Date.

               (h) The Company shall have delivered to such Purchaser a secretary's certificate, dated as of the Amendment Closing Date, certifying as to (A) the Resolutions, (B) the Articles of Incorporation and (C) the Bylaws, each as in effect at the Amendment Closing.

               (i) The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

               (j) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Amendment;

               (k) Since the date of the financial statements included in the Company's last filed Annual Report on Form 10-KSB, last filed prior to the date of this Agreement, no event which has or can reasonably be expected to have a Material Adverse Effect which has not specifically been disclosed in the Disclosure Materials prior to the date of this Agreement shall have occurred, nor shall there have occurred a material adverse change in the financial condition or prospects of the Company, which is not disclosed in the Disclosure Materials;

               (l) The Company shall have delivered to each Participating Purchaser an opinion of outside legal counsel to the Company in substantially the form attached hereto as Exhibit C and dated as of the Amendment Closing
                            ---------
Date;

               (m) All Required Approvals and consents shall have been obtained;

               (n) The Company shall have delivered to such Participating Purchaser or its designee the Additional Securities being purchased at the Amendment Closing, registered in the name of such Participating Purchaser; and

               (o) No event resulting in a Material Adverse Effect shall have occurred since June 27, 2000.

               7.   Amendment to Registration Rights Agreement.  The
                    ------------------------------------------
Registration Rights

Agreement is amended as follows:

               (a) Recital "A" to the Registration Rights Agreement shall be amended and replaced in its entirety with the following language:

         "A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith and as subsequently amended by that Amendment Agreement by and among the parties as of August 3, 2000 (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Purchasers (i) $20,000,000 aggregate principal amount of the Company's 5% Convertible Subordinated Notes Due 2005 (the "Notes"), which will be convertible into shares (as converted, the "Conversion Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), in accordance with the terms of the Notes and (ii) warrants to purchase shares of Common Stock (the "Warrants" and, as exercised, the "Warrant Shares")."

               (b) Section 2(a) of the Registration Rights Agreement shall be amended and replaced in its entirety with the following language:

         A.    Mandatory Registration. The Company shall prepare, and, as soon
               ----------------------
as practicable, but in no event later than the first Business Day after the date which is forty-five (45) days after June 27, 2000 (as defined in the Purchase Agreement) (the "Filing Deadline") file with the SEC a Registration Statement or Registration Statements (as necessary) on Form S-3 covering the resale of the Registrable Securities as provided for in this Section 2(a). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of
Section 2(d). The initial Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the sum of (A) (i) $30,000,000 divided by (ii) the product of (y) 75% and (z) the Market Price (as defined in the Notes) on the Pricing Date (as defined in the Notes) plus (B) 100% of the number of Warrant Shares issuable upon exercise of the Warrants (without regard to any limitations on exercise) as of the trading day immediately preceding the date the Registration Statement is initially filed with the SEC. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable, but in no event later than the date which is One Hundred Twenty (120) days after the Closing Date (the "Effectiveness Deadline").

         8.    Additional Parties.  By their signatures appearing below, any of
               ------------------
the Participating Purchasers that were not originally parties to the Purchase Agreement and the Registration Rights Agreement agree to all of the terms and conditions of the Purchase Agreement and the Registration Rights Agreement applicable to the other Purchasers.

         9.    Limited Effect of Amendment. Except to the extent specifically
               ---------------------------
amended by this Amendment, the Purchase Agreement, the Registration Rights Agreement, the Convertible Notes and the Warrants, and all other documents or instruments executed in connection with the June 27, 2000 Closing of the Purchase Agreement shall not be affected in any way by this Amendment and shall remain binding and enforceable in accordance with their respective terms.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

Company:

BRITESMILE, INC.




By:      /s/ Paul A. Boyer
   -----------------------------------------
Name:      Paul A. Boyer
     ---------------------------------------
Title:     Executive Vice President and Chief Financial Officer
      ---------------------------------------------------------

Purchasers:


LCO INVESTMENTS LIMITED




By:      /s/ Michael C.M. Yong
   -----------------------------------------
         Its:     Director
              ------------------------------



         /s/ Andrew McKelvey
--------------------------------------------
ANDREW McKELVEY

PEQUOT PRIVATE EQUITY FUND II, L.P.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
         ITS: INVESTMENT MANAGER


By:      /s/ Kevin E. O'Brien
   --------------------------------------------------
         Kevin E. O'Brien, General Counsel

PEQUOT PARTNERS FUND, L.P.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
         ITS: INVESTMENT MANAGER



By:      /s/ Kevin E. O'Brien
   -----------------------------------------------------------------------------
         Kevin E. O'Brien, General Counsel

PEQUOT INTERNATIONAL FUND, INC.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
         ITS: INVESTMENT ADVISOR



By:      /s/ Kevin E. O'Brien
   -----------------------------------------------
         Kevin E. O'Brien, General Counsel




         /s/ John Reed
--------------------------------------------------
         JOHN REED




         /s/ Gasper Lazzara, Jr.
--------------------------------------------------
         GASPER LAZZARA, JR., D.D.S.

CAPEX, L.P.

By  RBP, LLC
Its General Partner

By:      /s/ Evan Zucker
   -----------------------------------------
         Evan Zucker, Managing Partner

PACIFIC MEZZANINE FUND

By  PACIFIC PRIVATE CAPITAL




By:      /s/ Nathan W. Bell
   -----------------------------------------------
         Nathan  W. Bell, Managing Partner


VENCAP OPPORTUNITIES FUND, L.P.
By  VENCAP ADVISORY GROUP, INC.



By:      /s/ Dennis Gerschick
    ----------------------------------------------
         Dennis Gerschick, President




WENDELL M. STARKE as TRUSTEE UDT dated 10-02-1991


         /s/ Wendell M. Starke
--------------------------------------------------
Wendell M. Starke, Trustee

                               Index of Exhibits
                               -----------------

Exhibits
--------

Exhibit A List of Purchasers and Participating Purchasers and Amount of Notes Purchased

Exhibit B Form of Legal Opinion of Durham Jones & Pinegar, P.C.

                                   Exhibit A
                                   ---------

===================================================================================================================================
                                                 Recipient of Copies of     Principal Amount of Notes:             Warrants
         Name & Address                                 Notices            --------------------------------------------------------
                                                                            Original         Additional     Original     Additional
===================================================================================================================================
     Participating Purchasers:

-----------------------------------------------------------------------------------------------------------------------------------

     LCO Investments Limited                                                    $ 4,250,000     $  308,333    343,851      24,946
     Canada Court
     Upland Road, St. Peter Port
     Guernsey, Channel Islands
     Fax. ___-___-____

-----------------------------------------------------------------------------------------------------------------------------------

     Pequot Private Equity Fund II, L.P.        Dewey Ballantine LLP            $583,333.33     $1,500,000     47,195       121,359
     Pequot Partners Fund, L.P.                 1301 Avenue of the Americas     $291,666.67     $  750,000     23,597        60,679
     Pequot International, Fund, Inc.           New York, NY 10019-6092         $291,666.67     $  750,000     23,597        60,679
     c/o Pequot Capital Management, Inc.        Fax (212) 259-6333
     Attn.  David J. Malat, Chief               Attn. Ann Gill
         Accounting Officer
         Carol Holley, Vice President
     500 Nyala Farm Road
     Westport, CT 06880
     Fax (203) 429-2420

-----------------------------------------------------------------------------------------------------------------------------------
     VenCap Opportunitites Fund, L.P.                                                           $  600,000                   48,544
     c/o VenCap Advisory Group, Inc.

     _______________________________

     _______________________________

     _______________________________
==================================================================================================================================

===================================================================================================================================
                                                 Recipient of Copies of     Principal Amount of Notes:             Warrants
         Name & Address                                 Notices            --------------------------------------------------------
                                                                            Original         Additional     Original     Additional
===================================================================================================================================
     Attn. Dennis Gershick, President
     Fax. ___-___-____

-----------------------------------------------------------------------------------------------------------------------------------

     Wendell M. Starke as Trustee UDT dated                                                  $200,000                     16,181
     10-02-1991

-----------------------------------------------------------------------------------------------------------------------------------

     Andrew McKelvey                                                         $ 4,166,667     $308,334         337,109     24,946
     c/o Bradford G. Peters
     Blackfin Capital
     1633 Broadway, 33/rd/ Floor
     New York, NY 10019
     Fax. (212) 940-6941
-----------------------------------------------------------------------------------------------------------------------------------

     Initial Purchasers (which include
     each of the Participating
     Purchasers)

-----------------------------------------------------------------------------------------------------------------------------------
     CapEx, L.P.                            Brownstein Hyatt & Farber, P.C.  $2,000,000                       161,812
     518 Seventeenth St.                    Twenty-Second Floor,
     17th floor                             410 Seventeenth Street
     Denver, CO 80202                       Denver, Colorado 80202-4437
     Attn. Evan Zucker                      Attn.  Gary Reiff
     Fax. (303) 869-4602                    Fax (303) 223-111

-----------------------------------------------------------------------------------------------------------------------------------

     Pacific Mezzanine Fund                                                  $1,500,000                       121,359
     2200 Powell St
     Suite 1250

===================================================================================================================================

===================================================================================================================================
                                                 Recipient of Copies of     Principal Amount of Notes:             Warrants
         Name & Address                                 Notices            --------------------------------------------------------
                                                                            Original         Additional     Original     Additional
===================================================================================================================================
     Emeryville, CA 94608
     Attn. Nathan Bell
     Fax. (510) 595-9801

-----------------------------------------------------------------------------------------------------------------------------------

     Gasper Lazzara, Jr., D.D.S.                Donald R. Moody
     129 Bristol Place                          Waller Lansden Dortch &
     Ponte Vedra Beach Florida 32082            Davis, PLLC
     Fax. (904) 273-6068                        511 Union Street,
                                                Suite 2100
                                                Nashville, Tennessee 37219
                                                Fax: (615) 244-6804          $    1,500,000                   121,359

-----------------------------------------------------------------------------------------------------------------------------------

     John Reed                                                               $    1,000,000                    80,906
     c/o BriteSmile, Inc.
     490 North Wiget Lane
     Walnut Creek, CA 94598
     Fax. (925) 941-6266

-----------------------------------------------------------------------------------------------------------------------------------

                                                Totals                       $15,583,333.67   $4,416,667    1,260,787      357,334

===================================================================================================================================